UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2009

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Fiscal 2009 Outlook

Post Properties, Inc. (the “Company”) announced today that it anticipates funds from operations and same store net operating income for its fiscal year ending December 31, 2009 will be within the range of its previously reported guidance, excluding items not originally included in its prior forecast. Items not originally included in the prior guidance include an estimated loss on the extinguishment of indebtedness of approximately $4.0 million, or $0.09 per diluted share, that the Company expects to incur in connection with the anticipated prepayment, with the proceeds of its ongoing common stock offering, of the mortgage indebtedness secured by its Post Fallsgrove apartment community, and additional severance charges of approximately $0.4 million, or $0.01 per diluted share, that the Company expects to incur in connection with headcount reductions that were initiated during the third quarter. As discussed below, the Company’s funds from operations may be further impacted by the use of any additional proceeds from the ongoing stock offering, which has not been determined at this point. There can also be no assurance that the Company’s actual results will not differ materially from these estimates.

As previously announced, the Company may use a portion of the proceeds from its ongoing common stock offering to repurchase outstanding preferred stock or senior unsecured notes. The Company could incur additional charges in the fourth quarter of 2009 in connection with any repurchases completed in 2009, which charges are not included in its 2009 guidance. Additionally, while the Company’s 2009 guidance includes a $76.3 million, or $1.71 per diluted share, loss relating to non-cash impairment charges, it does not assume additional impairment charges for 2009. The Company continually evaluates the recoverability of the carrying value of its real estate assets and there can be no assurance that the Company will not take additional impairment charges in the future.

All per diluted share amounts presented above reflect outstanding shares as of September 18, 2009, and do not reflect the issuance of any additional shares in connection with the ongoing stock offering.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Company’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Examples of such statements in this Current Report on Form 8-K include the Company’s outlook for 2009 and the Company’s plans with respect to its use of proceeds from its ongoing common stock offering. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

The following are some of the factors that could cause the Company’s actual results and its expectations to differ materially from those described in the Company’s forward-looking statements: the success of the Company’s business strategies; future local and national economic conditions, including changes in job growth, interest rates, the availability of mortgage and other financing and related factors; uncertainties associated with the global capital markets, including the continued availability of traditional sources of capital and liquidity and related factors; a downgrade in the credit rating of the Company’s securities; demand for apartments in the Company’s markets and the effect on occupancy and rental rates; the impact of competition on the Company’s business, including competition for residents in the Company’s apartment communities and buyers of our for-sale condominium homes and development locations; the uncertainties associated with the Company’s real estate development, including actual costs exceeding the Company’s budgets or development periods exceeding expectations; uncertainties associated with the timing and amount of apartment community sales, the market for such sales and the resulting gains/losses associated with such sales; the Company’s ability to enter into new joint ventures and the availability of equity financing from traditional real estate investors to fund development activities; the Company’s ability to obtain construction loan financing to fund development activities; the Company’s real estate assets being subject to impairment charges; uncertainties associated with the Company’s condominium conversion and for-sale housing business, including the timing and volume of condominium sales; uncertainties associated with loss of personnel in connection with the Company’s reduction of corporate and property development and management overhead; conditions affecting ownership of residential real estate and general conditions in the multifamily residential real estate market; uncertainties associated with environmental and other regulatory matters; the impact of ongoing litigation with the Equal Rights Center regarding the Americans with Disabilities Act and the Fair Housing Act (including any award of compensatory or punitive damages or injunctive relief requiring the Company to retrofit apartments or public use areas or prohibiting the sale of apartment communities or condominium units) as well as the impact of other litigation; the effects of changes in accounting policies and other regulatory matters detailed in the Company’s filings with the SEC and uncertainties of litigation; the costs of remediating damage to the Company’s communities that have stucco or exterior insulation finishing systems for potential water penetration and other related issues; and the Company’s ability to continue to qualify as a real estate investment trust under the Internal Revenue Code. Other important risk factors regarding the Company are included in the filings the Company makes from time to time with the SEC, including the risk factors under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K dated December 31, 2008 and other risk factors as may be discussed in subsequent filings with the SEC. All such risk factors are specifically incorporated by reference into this Current Report on Form 8-K.

Information Furnished

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2009

POST PROPERTIES, INC.

By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2009

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

	By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer